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                                                                   Exhibit 10.16

                                   CERTIFICATE
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THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "ACT") OR STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING
              ---
THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND TO A PERSON WHO HAS FURNISHED TO THE OWNER TRUSTEE (A) AN INVESTMENT LETTER TO THE EFFECT THAT SUCH PURCHASER IS THE TRUST DEPOSITOR OR AN AFFILIATE THEREOF, OR AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1)-(3) or (7) UNDER THE ACT AND (B) IF REQUIRED, AN OPINION OF COUNSEL SATISFACTORY TO THE OWNER TRUSTEE.

THIS CERTIFICATE MAY NOT BE TRANSFERRED DIRECTLY OR INDIRECTLY TO (1) EMPLOYEE BENEFIT PLANS, RETIREMENT ARRANGEMENTS, INDIVIDUAL RETIREMENT ACCOUNTS OR KEOGH PLANS SUBJECT TO EITHER TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (2) ENTITIES (INCLUDING INSURANCE COMPANY GENERAL ACCOUNTS) WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF ANY SUCH PLAN'S, ARRANGEMENT'S OR ACCOUNT'S INVESTMENT IN SUCH ENTITIES. FURTHER, THIS CERTIFICATE MAY BE TRANSFERRED ONLY TO A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

NO TRANSFER, SALE, PLEDGE OR OTHER DISPOSITION OF ONE OR MORE CERTIFICATES (A "TRANSFER") SHALL BE MADE UNLESS SIMULTANEOUSLY WITH THE TRANSFER (1) A
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PROPORTIONATE AMOUNT OF CLASS C NOTES ARE TRANSFERRED SO THAT THE RATIO OF THE
PERCENTAGE INTEREST OF THE CERTIFICATES SO TRANSFERRED TO ALL CERTIFICATES AND THE RATIO OF THE PERCENTAGE INTEREST OF THE CLASS C NOTES SO TRANSFERRED TO THE PERCENTAGE INTEREST OF ALL CLASS C NOTES ARE EQUAL AND (2) THE TRANSFERS OF THE CERTIFICATES AND CLASS C NOTES REFERRED TO HEREIN ARE MADE TO THE SAME PERSON.

                                       1

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NUMBER
      --------------

CUSIP NO.                                              PERCENTAGE INTEREST: 100%
         -----------

                        MCG COMMERCIAL LOAN TRUST 2001-1

                                   CERTIFICATE

evidencing a beneficial ownership interest in the Trust, as defined below, the property of which includes primarily the Loans transferred to the Trust by MCG Finance III, LLC.

(This Certificate does not represent an interest in or obligation of MCG Finance III, LLC, MCG Capital Corporation (the "Servicer") or the Owner Trustee (as
                                        --------
defined below) (as such or in its individual capacity) or any of their respective affiliates, except to the extent described below.)

     THIS CERTIFIES THAT MCG FINANCE III, LLC is the registered owner of the nonassessable, fully paid, beneficial ownership interest in MCG COMMERCIAL LOAN TRUST 2001-1 (the "Trust") formed by MCG Finance III, LLC, in the Percentage
                   -----
Interest evidenced hereby.

     The Trust was created pursuant to a Trust Agreement, dated as of December 1, 2001 (as amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the "Trust Agreement"), between MCG
                                                 ---------------
Finance III, LLC, as trust depositor (the "Trust Depositor"), and Wilmington
                                           ---------------
Trust Company, as owner trustee (the "Owner Trustee"), a summary of certain of
                                      -------------
the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

     This Certificate is one of a duly authorized issue of MCG Commercial Loan Trust 2001-1 Certificates (herein called the "Certificates"). This Certificate
                                              ------------
is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Certificate by virtue of its acceptance hereof assents and by which such holder is bound.

     Under the Trust Agreement, there will be distributed on the 20th day of each month or, if such 20th day is not a Business Day, the next Business Day (each, a "Remittance Date"), commencing on January 21, 2001, to the Person in
          ---------------
whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the Remittance Date (the "Record
                                                                          ------
Date"), such Certificateholder's Percentage Interest in the amount to be
----
distributed to Certificateholders on such Remittance Date pursuant to the terms of the Sale and Servicing Agreement and the Indenture.

                                       2

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     The holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement and the Indenture.

     It is the intent of the Trust Depositor, the Servicer, the Holders of the Class C Notes and the Certificateholders that, for purposes of federal income taxes, in the event that the Certificates and the Class C Notes are owned by more than one holder the Trust will be treated as a partnership, the partners of which are the Certificateholders and the Holders of the Class C Notes and, in the event that the Certificates and the Class C Notes are all owned by a single holder, the Trust will be treated as a division of such holder. The Certificateholders and the Holders of the Class C Notes, by acceptance of a Certificate and a Class C Note, respectively, agree to treat the Certificates and Class C Notes as equity and to take no action inconsistent with the treatment of, the Trust and the Certificates and Class C Notes for such tax purposes as just described.

     Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder, will not prior to the date which is one (1) year and one (1) day after the termination of the Indenture, institute against the Trust, or join in any institution against the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Trust Agreement or any of the other Transaction Documents.

     Distributions on this Certificate will be made as provided in the Trust Agreement by the Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Paying Agent.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee or the Certificate Registrar, by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

     THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                       3

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     IN WITNESS WHEREOF, the Owner Trustee or the Certificate Registrar, on
     behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

Date: December 27, 2001

                                     MCG COMMERCIAL LOAN TRUST 2001-1


                                     By:      WILMINGTON TRUST COMPANY,
                                              solely as Owner Trustee and
                                              not in its individual capacity


                                     By:  /s/ Norma Cross
                                        ----------------------------------------
                                              Authorized Signatory


                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates of MCG Commercial Loan Trust 2001-1 referred to in the within-mentioned Trust Agreement.

Date: December 27, 2001

                                     WILMINGTON TRUST COMPANY, solely as Owner
                                     Trustee and not in its individual capacity


                                     By:  /s/ Norma Cross
                                        ----------------------------------------
                                              Authorized Signatory

                                                        or

                                     WELLS FARGO BANK MINNESOTA, NATIONAL
                                     ASSOCIATION, as Certificate Registrar


                                     By:  /s/ Sue Dignan
                                        ----------------------------------------
                                              Authorized Signatory

                                       4

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                            [REVERSE OF CERTIFICATE]

     The Certificates do not represent an obligation of, or an interest in, the Trust Depositor, the Servicer, the Owner Trustee or any affiliates of any of them and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated herein or in the Trust Agreement, the Indenture or the Transaction Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the Loans (and certain other amounts), all as more specifically set forth herein and in the Transaction Documents. A copy of each of the Transaction Documents may be examined by any Certificateholder upon written request during normal business hours at the principal office of the Trust Depositor and at such other places, if any, designated by the Trust Depositor.

     The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trust Depositor and the rights of the Certificateholders under the Trust Agreement at any time, by the Trust Depositor and the Owner Trustee with the consent of the holders of the Certificates evidencing not less than a majority of the outstanding Percentage Interest and of the holders of the Majority Noteholders, each voting as a class. Any such consent by the holder of this Certificate shall be conclusive and binding on such holder and on all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Certificates.

     As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is Wells Fargo Bank Minnesota, National Association.

     The Certificates are issuable only as registered Certificates without coupons in minimum Percentage Interests of 10% and integral multiples of 1% in excess thereof; provided, however, that one Certificate may be issued in a
                --------  -------
different denomination. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

                                       5

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     The Owner Trustee, the Certificate Registrar and any agent of the Owner
Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

     This Certificate may not be transferred directly or indirectly to (1) employee benefit plans, retirement arrangements, individual retirement accounts or Keogh plans subject to either Title I of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or (2) entities (including insurance company general accounts) whose underlying assets include plan assets by reason of the investment by such plans, arrangements or accounts in such entities. By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not any of the foregoing entities.

     This Certificate may not be transferred to any person who is not a U.S. Person, as such term is defined in Section 7701(a)(30) of the Internal Revenue Code, as amended.

     Each purchaser of the Certificates shall be required, prior to purchasing a Certificate, to execute the Purchaser's Representation and Warranty Letter in the form attached to the Trust Agreement as Exhibit C.
                                            ---------

     The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon (i) the payment to Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Sale and Servicing Agreement and the disposition of all property held as part of the Trust and (ii) the written consent of the Certificateholders. The Servicer on behalf of the Indenture Trustee has the option to cause the sale of the corpus of the Trust at a price and pursuant to auction procedures specified in the Indenture and the Sale and Servicing Agreement, and such sale of the receivables and other property of the Trust will effect early retirement of the Certificates.

                                       6

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                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

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(Please print or type name and address, including postal zip code, of assignee)

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the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

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to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:


                                              ---------------------------------*
                                               Signature Guaranteed:


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* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.